Exhibit 9


                                   AMENDMENT TO
                              JOINT FILING AGREEMENT


                   This will confirm the agreement by and among all of the undersigned that the amended and restated Schedule 13D filed on or about the date hereof with respect to the benefi-cial ownership by the undersigned of shares of common stock, par value $.01 per share, of Mohawk Industries, Inc. is being filed on behalf of each of the undersigned.

                   Furthermore, each of the undersigned to the extent the undersigned has not previously done so, does hereby make, constitute and appoint Alan S. Lorberbaum, Jeffrey Lorberbaum and S. H. Sharpe, or any of them, their true and lawful attorneys-in-fact to execute any and all instruments in his or her name, necessary or advisable to comply with Sections 13(d) of the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission promulgated pursuant thereto, in connection with his or her ownership of Common Stock, and any and all amendments thereto and to file the same with all exhibits thereto and other documents in connection therewith.





                   This Agreement may be executed in one or more coun-terparts by each of the undersigned, and each of which, taken together, shall constitute but one and the same instrument.


         Date: June 26, 1996



                                                  *
                                  ALAN S. LORBERBAUM


                                                  *
                                  SHIRLEY LORBERBAUM


                                                  *
                                  JEFFREY LORBERBAUM


                                  /s/  S.H. Sharpe
                                  S.H. SHARPE


                                                  *
                                  MARK LORBERBAUM


                                                  *
                                  SUZANNE L. HELEN


                                  THE JEFFREY LORBERBAUM LIFE TRUST


                                  By              *
                                     Mark Lorberbaum
                                     Trustee


                                  By/s/ S.H. Sharpe
                                     S.H. Sharpe
                                     Trustee


                                  By              *
                                     Barry L. Hoffman
                                     Trustee









                                  THE MARK LORBERBAUM LIFE TRUST


                                  By/s/ S.H. Sharpe
                                     S.H. Sharpe
                                     Trustee


                                  By              *
                                     Barry L. Hoffman
                                     Trustee


                                  THE SUZANNE L. HELEN LIFE TRUST


                                  By/s/ S.H. Sharpe
                                     S.H. Sharpe
                                     Trustee


                                  By              *
                                     Barry L. Hoffman
                                     Trustee


                                                  *
                                  JOSEPH YARBROUGH


                                                  *
                                  STEPHEN SHARPE


                                                  *
                                  LYNNE MOZLEY






















                                  THE BRIAN LORBERBAUM ACCUMULATION TRUST


                                  By              *
                                     Mark Lorberbaum
                                     Trustee


                                  By              *
                                     Barry L. Hoffman
                                     Trustee


                                  THE LAUREN A. LORBERBAUM ACCUMULATION
                                  TRUST


                                  By              *
                                     Mark Lorberbaum
                                     Trustee


                                  By              *
                                     Barry L. Hoffman
                                     Trustee


                                  THE KATHERINE N. HELEN ACCUMULATION
                                  TRUST


                                  By              *
                                     Mark Lorberbaum
                                     Trustee


                                  By              *
                                     Jeffrey Lorberbaum
                                     Trustee



                                  THE JAN ERIK HELEN ACCUMULATION TRUST


                                  By              *
                                     Mark Lorberbaum
                                     Trustee












                                  By              *
                                     Jeffrey Lorberbaum
                                     Trustee


                                                  *
                                  BARRY L. HOFFMAN


                                  ALADDIN PARTNERS, L.P.

                                  By ASL Management Corporation,
                                      a General Partner


                                     By/s/ Alan S. Lorberbaum
                                        Alan S. Lorberbaum
                                        Chief Executive Officer



                                  ASL MANAGEMENT CORPORATION


                                  By/s/ Alan S. Lorberbaum
                                     Alan S. Lorberbaum
                                     Chief Executive Officer
















         * By/s/ S.H. Sharpe
             S. H. Sharpe, as
             attorney-in-fact




                                         - 5 -